                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  September 18, 1998
                                                   ------------------



                       ANCOR COMMUNICATIONS, INCORPORATED
                       ----------------------------------
             (Exact name of registrant as specified in its charter)





         Minnesota                     1-2982              41-1569659
-------------------------------      -----------        ------------------
(State or other jurisdiction of      (Commission         (I.R.S. Employer
         incorporation)              File Number)       Identification No.)


     6130 Blue Circle Drive, Minnetonka, MN                55343
     --------------------------------------              ----------
     (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code:   (612) 932-4000
                                                      --------------


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     On September 25, 1998, the Company engaged KPMG Peat Marwick LLP ("KPMG") as its new independent auditors, effective immediately. Prior to the engagement of KPMG, the Company had sought proposals from other accounting firms with a view toward engaging a new independent accounting firm. The decision to engage KPMG was approved by the unanimous consent of the Company's Board of Directors upon the recommendation of its Audit Committee.

     Prior to the engagement of KPMG, on September 18, 1998, Ancor Communications, Incorporated (the "Company") received notice from McGladrey & Pullen, LLP ("McGladrey") that McGladrey was terminating the client-auditor relationship between the Company and McGladrey. Such termination was effective on September 18, 1998.

     The reports of McGladrey on the financial statements of the Company for its fiscal years ended December 31,1997 and December 31, 1996 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and the subsequent interim period through September 18, 1998, (i) there were no disagreements between the Company and McGladrey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of McGladrey, would have caused McGladrey to make reference to the subject matter of the disagreement in connection with its reports (a "Disagreement") and (ii) there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (a "Reportable Event").

     The Company has not, during the Company's two most recent fiscal years or the subsequent interim period through September 18, 1998, consulted with KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written report was provided to the Company or oral advice was provided that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a Disagreement with McGladrey or a Reportable Event.

     The Company has furnished McGladrey with a copy of this Form 8-K and has requested that McGladrey furnish it with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether it agrees with the above statements. A copy of McGladrey's letter to the Commission, dated September 25, 1998, is filed as Exhibit 16.1 to this current report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (C)  EXHIBITS.

          16.1 Letter from McGladrey & Pullen, LLP to the Securities and Exchange Commission, dated September 25, 1998

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                ANCOR COMMUNICATIONS, INCORPORATED
Date: September 25, 1998

                                By /s/ Steven E. Snyder
                                  --------------------------
                                  Steven E. Snyder
                                  Chief Financial Officer

                                 EXHIBIT INDEX
                                 -------------

     EXHIBIT   DESCRIPTION OF EXHIBIT
     -------   ----------------------

      16.1 Letter from McGladrey & Pullen, LLP to the Securities and Exchange Commission, dated September 25, 1998